Shen (Luo) 1002469

Contract Registration Number:

CONTRACT FOR LEASE OF PREMISES OF

SHENZHEN MUNICIPALITY

Printed by Shenzhen Municipality Planning and State Land Resources Bureau

CONTRACT FOR LEASE OF PREMISES

Lessor (Party A): Shenzhen Jiannian Travel Limited

Address: 3/F, Xian Dai Meng Xiang Cheng, Nan You Road, Nan Shan District, Shenzhen Municipality

Postal Code:

Agent:

Address:

Postal Code:

Lessee (Party B): SBS Technologies, Inc. Foreign Holding Company

Address: (1) 2400 Louisiana Blvd. NE, AFC Building 5, Suite 600, Albuquerque,

NM USA 87110

(2) Room  501-502, Cyber Times Tower B, Tianan Cyber Park, Futian District, Shenzhen Municipality

Postal Code:

Business Licence or Identity Card Number:

Agent:

Address:

Postal Code:

In accordance with the Contract Law of the People's Republic of China, Urban Real Estate Administration Law of the People's Republic of China, Regulation on Lease of Premises of Shenzhen Special Economic Zone and its implementing rules, Party A and Party B have agreed to enter into this Contract.

Article 1 Party A shall lease the premises located at Room  501-502, Cyber Times Tower B, Tianan Cyber Park , Futian District, Shenzhen Municipality (hereinafter referred to as the "Leased Premises") to Party B for Party B's use. The total leased area of the Leased Premises is 441.14 square meters, subject to the area recorded in the Real Estate Right Certificate. The total number of floors of the building is 8 .

Right holder of the Leased Premises: Shenzhen Jiannian Travel Limited Chen Jian ; Real Estate Right Certificate or name and number of other effective documents evidencing its ownership: ; Legal usage of the Leased Premises: Office .

Article 2 The rent of the Leased Premises shall be calculated based on the area of the premises at a rate of RMB 85 per square meter per month. The total monthly rent is RMB 37,496.9 .

Article 3 Party B shall pay the first instalment of rent in the amount of RMB 37,496.9 prior to 5th April 2004 .

Article 4 Party B shall pay the rent to Party A :-

☑ prior to the 5th day of each month;

□ prior to the day of the month of each quarter;

□ prior to the day of the month of every half year;

□ prior to the day of the month of each year.

Party A shall issue tax invoice to Party B upon receipt of the rent.

(Both Parties shall jointly choose any one of the aforesaid 4 means and put a "√" in the box chosen.)

Article 5 The term of lease of the Leased Premises by Party B shall commence on 10th May 2004 and expire on 9th May 2006 .

The term agreed above shall not exceed the approved term of land use. Any part of the term exceeding the said term of land use shall have no effect. Any loss caused thereby shall be borne in accordance with the agreement of both Parties (if any) or by Party A in the absence of agreement between the Parties.

Article 6 Party A shall lease the Leased Premises in accordance with the legal usage.

Party B shall use the Leased Premises in accordance with the legal usage and shall not change the legal usage without authorisation.

Any change in the legal usage of the Leased Premises by Party B shall be consented by Party A in writing. Party B shall make an application with the competent real estate authority for change in land usage in accordance with the relevant laws and regulations, and may only change the use of the Leased Premises to the approved usage after approval is obtained.

Article 7 Party A shall, prior to 1st April 2004 , deliver the Leased Premises to Party B for Party B's use and attend to the relevant handover procedures.

If Party A delivers the Leased Premises after the aforesaid time, Party B may request for a corresponding postponement of the effective term of this Contract. Both Parties shall confirm the same in writing by signing and shall file the document with the contract registration authority for record.

Article 8 Upon delivery of the Leased Premises, both Parties shall confirm the current conditions of the Leased Premises and the appurtenant facilities thereof, the appurtenant properties, and other relevant conditions, and shall be specified in the Schedule hereto.

Article 9 Party A may, upon delivery of the Leased Premises, collect from Party B a lease deposit in an amount not exceeding 3 month's rental, i.e. RMB 74,993.8 .

Party A shall issue invoice to Party B for the lease deposit received.

The conditions for Party A to refund the deposit to Party B are as follows:-

1. Party B shall have performed the Lease Contract during the term of the Contract

2.

3.

☑ Any one of the conditions is fulfilled.

□ All the conditions are fulfilled.

(Both Parties shall jointly choose one from the aforesaid two items, and shall put a "√" in the box chosen.)

Party A shall not refund the deposit in the event of the occurrence of any of the following circumstances:-

1. Party B fails to perform the Lease Contract

2.

3.

Article 10 During the term of the lease, Party A shall be responsible to pay the land use fee of the Leased Premises, and taxes, management fee for lease of premises and ― fee arising from the Leased Premises; Party B shall be responsible to pay the water and electricity charges of the Leased Premises, hygiene charges, management fee of the building, ― fee and other fees incurred by the use of the Leased Premises.

Article 11 Party A shall ensure that the Leased Premises and the appurtenant facilities thereof delivered by it are fit for the purpose of the lease and shall warrant that the safety of the same complies with the relevant laws, regulations and rules.

If due to fault (intentional or otherwise) on the part of Party A, bodily harm is caused to Party B or loss is caused to the properties of Party B on the Leased Premises, Party B shall be entitled to claim for corresponding compensation from Party A.

Article 12 Party B shall use the Leased Premises and the appurtenant facilities thereof in a reasonable manner, and shall not use the Leased Premises to engage in illegal activities. Party A shall not interfere with or impede the ordinary and reasonable use of the Leased Premises by Party B.

Article 13 In the course of use of the Leased Premises by Party B, if any damage or malfunction of the Leased Premises or the appurtenant facilities thereof impeding the safety and ordinary use of the same occurs, and the occurrence of the same is not caused by fault on the part of Party B, Party B shall promptly notify Party A and adopt all possible effective measures to prevent further enlargement of defect. Party A shall carry out repair work within seven days from the receipt of the notice of Party B or shall authorise Party B to carry out the repair work. If Party B is unable to notify Party A or if Party A fails to perform its obligation to repair within the aforesaid time limit after the receipt of notice, Party B may carry out the repair work for Party A after reporting to the contract registration authority.

If immediate repair work is necessary in emergency situations, Party B shall carry out the repair work for Party A and shall promptly notify Party A of the situation.

The cost and expenses incurred by the repair work (including all reasonable expenses incurred by Party B in carrying out the repair work for Party A and in preventing the enlargement of defect) under any of the aforesaid two situations shall be borne by Party A. If Party B fails to perform its aforesaid obligations and fails to promptly notify Party A or adopt all possible effective measures, and thereby causes enlargement of defect, such part of the cost and expenses of repair work (attributable to the enlargement of defect) shall be borne by Party B.

Article 14 In the event of any improper or unreasonable use by Party B leading to the occurrence of damage or malfunction of the Leased Premises or the appurtenant facilities thereof or any other situation impeding the safety of the same, Party B shall promptly notify Party A and shall be responsible for repair work or compensation. If Party B refuses to repair or compensate, Party A may, after reporting to the contract registration authority, carry out the repair work for and at the expenses of Party B.

Article 15 In the event of any remodelling of, improvement to, or renovation of the Leased Premises by Party A or Party B during the effective term of this Contract, Party A and Party B shall execute a separate agreement in writing.

In the event of the aforesaid situation, the remodelling, improvement or renovation work shall only be carried out after approval of the relevant authority is obtained (if such approval is necessary in accordance with the regulations).

Article 16

□ During the term of the lease, Party B may sub-lease the whole or any part of the Leased Premises to third parties and shall attend to the registration procedures with the competent authority for lease of real estate, provided that the term of the sub-lease shall not exceed the term of the lease hereunder.

☑ Party B shall not sub-lease the whole or any part of the Leased Premises to any third party. However, during the term of the lease, Party B may, after obtaining the written consent of Party A, sub-lease the whole or any part of the Leased Premises and attend to the registration procedures with the competent authority for lease of real estate by providing the authority with such documentary evidence of consent, provided that the term of the sub-lease shall not exceed the term of the lease hereunder.

□ During the term of the lease, Party B shall not sub-lease the whole or any part of the Leased Premises to any third party.

(Both Parties shall choose any one of the aforesaid three items and put a "√" in the box chosen.)

Article 17 During the effective term of this Contract, if Party A intends to transfer the ownership of the whole or any part of the Leased Premises, Party A shall notify Party B in writing one month prior to the transfer. Party B shall have pre-emptive right to purchase the Leased Premises provided that the terms and conditions offered to it are no less favourable than those offered to other third parties.

In the event of a transfer of the Leased Premises to any third party, Party A shall have the responsibility to inform the transferee, at the time of the execution of the transfer contract, to continue the performance of this Contract.

Article 18 In the event of the occurrence of any of the following circumstances during the effective term of this Contract, this Contract may be discharged or amended:-

(1) this Contract is incapable of being performed due to force majeure;

(2) the Leased Premises are confiscated, acquired, recovered or demolished by the government;

(3) mutual agreement is reached by both Parties.

Article 19 In the event of the occurrence of any of the following circumstances, Party A may, regarding the loss caused thereby,

□ demand for damages from Party B;

☑ forfeit the lease deposit;

□ demand Party B to pay a penalty for the default in the amount of RMB .

(Both Parties shall make a choice among the aforesaid three items and put a "√" in the corresponding box.) :-

(1) Party B fails to pay rent for more than 30 days ( one month);

(2) Party B fails to pay fees in the total amount of more than RMB 20,000 which may cause loss to Party A;

(3) Party B uses the Leased Premises to engage in illegal activities that are prejudicial to the public interest or third party interest;

(4) Party B changes the structure or the legal usage of the Leased Premises without authorisation;

(5) Party B, in violation of Article 14 herein, fails to bear the responsibility to repair or pay the cost and expenses for the repair work, and thereby causes material damage to the premises or facilities;

(6) Party B renovates the Leased Premises without the consent of Party A and approval of the relevant authority;

(7) Party B sub-leases the Leased Premises to third parties without authorisation.

Apart from the right to claim for breach of contract or damages against Party B, Party A may also discharge the Contract or request for an amendment of the terms of the Contract, in accordance with the aforesaid circumstances.

Article 20 In the event of the occurrence of any of the following circumstances, Party B may, regarding the loss caused thereby,

□ demand for damages from Party A;

☑ demand Party A to pay an amount equals to two times of the lease deposit;

□ demand Party A to pay a penalty for the default in the amount of RMB .

(Both Parties shall make a choice among the aforesaid three items and put a "√" in the corresponding box.) :-

(1) Party A delays in delivering the Leased Premises for more than - 30 days ( - one month);

(2) Party A breaches the 1st paragraph of Article 11 herein, rendering the purpose of the lease by Party B incapable of being achieved;

(3) Party A, in violation of Article 13 herein, fails to bear the responsibility to repair or pay the cost and expenses of the repair work;

(4) Party A remodels, improves or renovates the Leased Premises without the consent of Party B or approval of the relevant authority.

Apart from the right to claim for breach of contract or damages against Party A, Party B may also discharge the Contract (in this case, Party B shall, after receiving compensation, notify Party A in writing and deliver the Leased Premises) or request for an amendment of the terms of the Contract, in accordance with the aforesaid circumstances.

Party B shall not be liable to pay rent to Party A from the date of receipt of notice by Party A until the date of receipt of compensation by Party B.

Article 21 After termination of this Contract, Party B shall leave and deliver the Leased Premises within three days, warrant that the Leased Premises and the appurtenant facilities are in good conditions (save and except for the ordinary wear and tear), pay all fees payable by Party B and attend to the handover procedures.

If Party B fails to leave or deliver the Leased Premises within the time limit, Party A shall be entitled to recover the Leased Premises and demand Party B to pay an amount equals to two times of the rent for the period of delay.

Article 22 If Party B intends to continue to lease the Leased Premises after expiration of the term of the lease hereunder, Party B shall make a demand for renewal of lease to Party A two months prior to the expiration of the term of the lease. Party B shall have pre-emptive right to lease in the event of same terms and conditions.

If Party A and Party B reach an agreement on renewal of lease, both Parties shall execute another contract and register the same with the contract registration authority.

Article 23 Party A and Party B shall observe all provisions herein. If any Party commits a breach of the Contract, such Party shall bear the corresponding responsibility in accordance with the provisions herein.

Article 24 Matters not stipulated herein may be agreed by Party A and Party B in the Schedule hereto. The Schedule hereto shall form an integral part of this Contract and shall, after being executed by both Parties, have the same force and effect as this Contract.

If Party A and Party B reach an agreement to amend the Contract during the term of the lease, both Parties shall register such agreement with the original contract registration authority. The registered agreement shall have the same force and effect as this Contract.

Article 25 In the event of any dispute arising from this Contract, Party A and Party B shall resolve the dispute through consultation, failing which, the Parties may submit the dispute to the contract registration authority for mediation. Failing such mediation, the Parties may:-

☑ apply to Shenzhen Arbitration Commission for arbitration;

□ apply to China International Economic and Trade Arbitration Commission, Shenzhen Commission for arbitration;

□ bring a lawsuit in the People's Court.

(Both Parties shall choose any one of the aforesaid ways of dispute resolution, and put a "√" in the corresponding box.)

Article 26 This Contract shall take effect upon execution.

Party A and Party B shall register the Contract with the competent authority within 10 days from the date of execution of this Contract.

Article 27 The Chinese version of this Contract shall be the authentic version of this Contract.

Article 28 This Contract shall be executed in fourfive counterparts. Party A shall retain one counterpart. Party B shall retain onetwo counterparts. The contract registration authority shall retain one counterpart. The relevant authority shall retain one counterpart.

Party A (sign & chop):

Legal Representative: Chen Jian

Tel:

Bank Account:

Agent (sign & chop): Date:

Party B (sign & chop):

Legal Representative: Ryan Ge

Tel:

Bank Account:

Agent (sign & chop): Date:

Registration Clerk (sign & chop):

Contract Registration Authority (sign & chop): Date:

JSM draft: 31st March 2004

SUPPLEMENTAL AGREEMENT TO

CONTRACT FOR LEASE OF PREMISES

This Supplemental Agreement (hereinafter referred to as "this Agreement") is executed by the following Parties on [ ] 2004 in [place]:-

Lessor (Party A): Shenzhen Jiannian Travel Limited

Lessee (Party B): SBS Technologies, Inc. Foreign Holding Company

Please refer to the Main Contract for detailed information of Party A and Party B.

Preamble

Party A and Party B have executed the Contract for Lease of Premises (hereinafter referred to as the "Main Contract") on [ ] 2004, under which Party A shall lease the Leased Premises under the Main Contract (hereinafter referred to as the "Premises") to Party B for Party B's use. After sufficient consultation, both Parties have agreed to execute this Agreement to amend and supplement the Main Contract. This Agreement and the Main Contract shall be collectively referred to as the "Lease Contract".

Article 1 Title of the Premises

Party A warrants to Party B that Party A is the legal owner of the Premises and has the right to lease the Premises to Party B for Party B's use, and that the Premises are not subject to any kind of encumbrance. If Party A no longer has the ownership of or right to lease the Premises during the term of the lease (regardless of the reason), and Party B is therefore unable to use the Premises in accordance with the Lease Contract, it shall be deemed as a breach of contract by Party A and Article 20 of the Main Contract shall apply.

Article 2 Use of the Premises

The legal usage of the Premises is [commercial, office]. Both Parties agree and confirm that the purpose of leasing the Premises by Party B from Party A is to provide office premises for the wholly foreign-owned enterprise (which is a wholly-owned subsidiary of Party B, hereinafter referred to as the "New Company") to be established by Party B in Shenzhen Municipality in accordance with the law. Therefore, after the New Company is incorporated in accordance with the law, all rights and obligations under the Lease Contract shall be enjoyed and borne by the New Company and the New Company shall be the lessee under the Lease Contract replacing Party B. Party B shall no longer be a Party to the Lease Contract after being replaced by the New Company, and shall not be liable to bear any responsibility and obligation under the Lease Contract.

Article 3 Rent Invoice

In accordance with Article 4 of the Main Contract, Party A shall issue tax invoice to Party B upon receipt of rent. Both Parties agree that Party A shall issue the official invoice to Party B on or before the second day after the date of receipt of each instalment of rent, failing which, Party B shall be entitled to refuse to pay rent that is subsequently payable and shall only resume payment of rent to Party A when Party A issues official invoice to Party B. The refusal to pay rent by Party B under this Article shall not constitute any breach of contract under the Lease Contract on the part of Party B.

Article 4 Management and Broker Fees Party B shall pay directly to the management company selected by Party A to manage the premises an amount per month not to exceed ten percent (10%) of the rent payable to Party A under the Main Contract. The current management company is _________, with an address of ________________. Party A shall provide Party B written notice upon any change of management company.

In connection with execution of the Main Contract and this Agreement, Party B shall pay to Shenzhen Zhonglian Estate Enterprise Development Limited the amount of CNY 18,748.45, which represents payment in full of all amounts due and payable by Party B for any brokers or finders who have a claim for any commission, finder's fee or other payment through Party A resulting from execution of the Main Contract and Agreement or from the leasing transaction evidenced by the Main Contract and Agreement.

Renovation

Both Parties agree and confirm that during the term of the lease, Party B shall be entitled to carry out reasonable partition and ordinary renovation work in respect of the interior of the Premises in accordance with its needs, and Party A has no right to intervene. Article 15 of the Main Contract shall not apply to the renovation work carried out by Party B in respect of the interior of the Premises. Upon expiration or early termination of the term of the lease, Party B shall not remove the interior renovation work of the Premises and shall not be required to reinstate the Premises when Party B delivers the Premises to Party A.

Article 5 Transfer

If Party A transfers the Premises during the term of the lease in accordance with Article 17 of the Main Contract, Party A shall, after the transfer, assume joint responsibility under the Lease Contract. In the event of any violation of or failure to perform the responsibilities and obligations under the Lease Contract by the transferee of the Premises, Party B shall be entitled to make a claim against Party A.

Article 6 Right of Renewal

During the term of the lease (including the term of any renewal of lease), Party B shall be entitled to the right of renewal under Article 22 of the Main Contract. Each term of renewal shall be two years. The rent for the 3rd and 4th years shall all be increased by 5%. Any increase or decrease in rent after the 4th year shall be determined in accordance with market circumstances. The following provision of Article 22 of the Main Contract shall not apply:

"Party B shall have pre-emptive right to lease in the event of same terms and conditions."

Save and except Party A and Party B have agreed otherwise, Party A must consent to the request of Party B for a renewal of the lease in accordance with the provision of this Article for at least 3 times. Party A and Party B shall execute a new lease contract for such renewal and attend to the relevant registration formalities.

Article 7 Right of First Refusal

During the term of the lease (including the term of any renewal of lease), Party B shall have a right of first refusal in respect of renting other office premises owned by Party A in the same building where the Premises are located.

Article 8 Taxes

During the term of the lease, Party B shall not pay any other fees to Party A, save and except for the rent under the Main Contract and the various fees and taxes under Article 10 of the Main Contract.

All fees and taxes incurred for handling registration of the Lease Contract with the competent authority shall be borne by Party A.

Article 9 Execution and Effectiveness

This Agreement shall be executed by both Parties at the time of execution of the Main Contract. This Agreement shall take effect at the same time of the Main Contract, after signing and affixing of company chops by the legal representatives or authorised agents of both Parties.

This Agreement shall constitute a supplement and an amendment to the Main Contract. In the event of any inconsistency between this Agreement and the Main Contract, this Agreement shall prevail.

Article 10 Others

This Agreement shall be executed in [ ] counterparts. Party A shall retain [ ] counterparts. Party B shall retain [ ] counterparts. The competent registration authority shall retain [ ] counterparts.

Party A: Shenzhen Jiannian Travel Limited (official chop)

Party B: SBS Technologies, Inc. Foreign Holding Company (official chop)

Authorised Representative: Authorised Representative:

[ ] 2004 [ ] 2004

Registration Clerk (sign & chop): Contract Registration Authority (sign & chop):

[ ] 2004 [ ] 2004